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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2003

INTERACTIVECORP
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20570 (Commission File Number)	59-2712887 (I.R.S. Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

ITEM 9.    REGULATION FD DISCLOSURE

        On November 5, 2003, the Registrant issued a press release announcing its results for the quarter ended September 30, 2003 and certain other information. The full text of this press release, appearing in Exhibit 99.1 hereto, is being furnished pursuant to Regulation FD.

        The press release described immediately above, which is being furnished pursuant to this Item 9, is also being furnished pursuant to Item 12, "Results of Operations and Financial Condition."

        Copies of the Registrant's supplemental information and reconciliation, appearing in Exhibits 99.2 and 99.3, respectively, hereto, are also being furnished pursuant to Regulation FD.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On November 5, 2003, the Registrant issued a press release announcing its results for the quarter ended September 30, 2003 and certain other information. The full text of this press release, appearing in Exhibit 99.1 hereto, is being furnished pursuant to Regulation FD.

        The press release furnished pursuant to this Item 12 is also being furnished pursuant to Item 9, "Regulation FD Disclosure."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERACTIVECORP
By:	/s/ DARA KHOSROWSHAHI
	Name:	Dara Khosrowshahi
	Title:	Executive Vice President and Chief Financial Officer
Date: November 5, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of InterActiveCorp dated November 5, 2003.
99.2	Supplemental Information.
99.3	Reconciliation.

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  ITEM 9. REGULATION FD DISCLOSURE
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX